Exhibit 99.2
SUPPLEMENTAL OPERATING AND
FINANCIAL DATA
FOR THE QUARTER ENDED
JUNE 30, 2006
Rendering of Lancaster Rehabilitation Hospital
All amounts shown in this report are unaudited
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell
Spencer Inc. Any offers to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of prospectus approved for that purpose.

Company Background
Cogdell Spencer Inc. is a fully-integrated, self-administered and self managed real estate investment trust (REIT) that invests in specialty office buildings for the medical profession, including medical office buildings, ambulatory surgery and diagnostic centers.
On November 1, 2005, the Company completed its initial public offering of 5,800,000 shares of common stock at $17.00 per share resulting in gross proceeds of $98.6 million. On November 29, 2005, in connection with the exercise of the underwriters’ over-allotment option, the Company issued an additional 300,000 shares of common stock and received gross proceeds of $5.1 million. The aggregate proceeds, net of underwriting discounts and commissions and offering costs were approximately $89.9 million.
During the first quarter of 2006, the Company acquired four medical office buildings in three states, representing both new client relationships and new territory. Methodist Professional Center One in Indianapolis, Indiana was acquired for approximately $39.9 million. In a joint acquisition, the Company acquired Hanover Medical Office Building in Hanover, Virginia and 1808/1818 Verdugo Hills in Glendale, California for $36.1 million.
In June, the Company announced an expanded presence in the Grand Strand region of South Carolina with the ground breaking of the Carolina Forest Medical Plaza, a 39,000 square foot medical office building. Construction is estimated to be completed in the second quarter of 2007. The facility is 43.2% leased as of June 30, 2006.
In July, the Company broke ground on a rehabilitation hospital in Lancaster, Pennsylvania. This development project represents a new client relationship and is the eleventh state for Cogdell Spencer’s footprint. Construction is estimated to be completed in the second quarter of 2007. The facility is 100% leased. The Company will also be developing a second project with Lancaster General Hospital, with more details to follow in the third quarter of 2006.
On July 17, 2006, the Company sold the building known as Cabarrus Pediatrics located in Concord, North Carolina, to NorthEast Medical Center. The Company expects to record the gain from the sale during the third quarter.

As of June 30, 2006, the Cogdell Spencer Inc. portfolio and managed properties consisted of properties located in ten states, with its primary concentration in the Southeast. The Company’s footprint includes North Carolina, South Carolina, Georgia, Kentucky, Louisiana, Mississippi, Florida, Indiana, California and Virginia.
Of the properties in the Company’s wholly-owned portfolio, 76% are located on hospital campuses and 8% are off-campus, hospital anchored.
This supplemental package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s filing on Form 10-K for the year ended December 31, 2005. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
Second Quarter 2006
Investor Information

Board of Directors		Senior Management

James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy	Devereaux A. Gregg
		Chief Financial Officer	Vice President-Development
Christopher E. Lee	Richard C. Neugent
		Matthew H. Nurkin	Mary J. Surles
Randolph D. Smoak, M.D.		Vice President-Acquisitions	Vice President-Management

Rex A. Noble
Vice President-Management

Equity Research Coverage

Banc of America Securities	SmithBarney Citigroup
Russ Nussbaum- 212.847.5668	Jonathan Litt- 212.816.0231

BB&T	BMO Capital Markets
Stephanie Krewson- 804.782.8784	Richard Anderson- 212.885.4180

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing		704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com

2006 Tentative Schedule for Quarterly Results

Third Quarter	Early November	Fourth Quarter	To be decided

Cogdell Spencer Inc.
Second Quarter 2006

Financial and Operating Highlights
(in thousands, except per share amounts, ratios and portfolio statistics)

	Three Months	Six Months
	Ended	Ended
	June 30, 2006	June 30, 2006
Selected Operating Data
Property revenues	$13,441	$25,219
Straight line rent	$65	$83
Fair value lease revenues (1)	$247	$448
Property operating expenses	$4,874	$9,128
Property operating margin	64%	64%

EBITDA (2)	$7,582	$14,151
Interest expense	$3,414	$5,824

Net loss	$(2,166)	$(3,691)
Net loss per share — diluted	$(0.27)	$(0.46)

Funds from Operations (“FFO”) (3)	$4,088	$8,160
FFO per share and unit — diluted (3)	$0.33	$0.66
Dividends per share and unit	$0.35	$0.70

As of
June 30, 2006
Selected Balance Sheet Data
Cash and cash equivalents	$870
Book value of real estate assets before depreciation	$341,231
Total assets	$370,242
Total liabilities	$244,658
Minority interests and stockholders’ equity	$125,584

Debt
Weighted average interest rate	6.4%
Weighted average remaining maturity (years)	3.3

Debt / total market capitalization	49%
Debt / total assets	62%

As of
June 30, 2006
Capitalization
Debt	$229,614
Common shares outstanding	7,996
Units outstanding	4,365
Total common shares and units outstanding	12,361
Share price at end of period	$19.51
Equity value at end of period (4)	$241,156
Total market capitalization	$470,770

Portfolio Statistics — Wholly-owned Properties
Properties wholly-owned at end of period	49
Total square footage owned at end of period	2,508,727
Occupancy at end of period	94.1%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of the acquisition.

(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 9.

(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO and net loss, see page 8.

(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
Second Quarter 2006

Condensed Consolidated Balance Sheets
(unaudited and in thousands)

	June 30, 2006	March 31, 2006	December 31, 2005
Assets
Real estate:
Operating real estate properties	$337,233	$335,613	$258,744
Less: Accumulated depreciation	(12,666)	(7,839)	(2,699)

Total operating real estate properties, net	324,567	327,774	256,045
Construction in progress	2,603	1,874	1,099
Real estate properties, net — held for sale	1,337	1,358	1,379

Total real estate	328,507	331,006	258,523
Cash and cash equivalents	870	3,897	9,571
Restricted cash	899	817	779
Investment in capital lease	6,346	6,448	6,499
Real estate related intangible assets, net	25,640	28,498	24,840
Deferred financing costs, net	829	890	913
Goodwill	2,875	2,875	2,875
Other assets	4,134	3,808	4,331
Other assets — held for sale	142	146	151

Total assets	$370,242	$378,385	$308,482

Liabilities and stockholders’ equity
Notes payable under line of credit	$85,850	$85,850	$19,600
Mortgage loans	143,119	144,019	139,374
Accounts payable and accrued liabilities	6,653	5,966	4,857
Accrued dividends and distributions	4,326	4,328	—
Acquired below market leases, net	3,455	3,754	2,893
Other liabilities — held for sale	1,256	1,263	1,272

Total liabilities	244,659	245,180	167,996
Minority interests and stockholders’ equity	125,583	133,205	140,486

Total liabilities and stockholders’ equity	$370,242	$378,385	$308,482

Cogdell Spencer Inc.
Second Quarter 2006

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	June 30, 2006	March 31, 2006
Revenues:
Rental	$13,381	$11,717
Other	597	895

Total revenues	13,978	12,612
Expenses:
Property operating	4,855	4,234
General and administrative	1,580	1,855
Depreciation and amortization	7,466	6,460
Interest	3,393	2,391

Total expenses	17,294	14,940

Loss from continuing operations before equity in earnings of unconsolidated real estate partnerships, minority interests in real estate partnership, and minority interests in Operating Partnership	(3,316)	(2,328)
Equity in earnings of unconsolidated real estate partnerships	—	5
Minority interests in real estate partnership	(22)	(31)
Minority interests in Operating Partnership	1,177	831

Loss from continuing operations	(2,161)	(1,523)
Discontinued operations:
Loss from discontinued operations	(7)	(4)
Minority interests in Operating Partnership	2	2

Total discontinued operations	(5)	(2)

Net loss	$(2,166)	$(1,525)

Basic and diluted loss per share	$(0.27)	$(0.19)

Weighted average common shares — basic and diluted (1)	7,975	7,973

(1)	25 shares of unvested restricted common stock are anti-dilutive to the net loss.

Cogdell Spencer Inc.
Second Quarter 2006

Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)
(unaudited)

Six Months Ended
June 30, 2006
Revenues:
Rental	$25,098
Other	1,492

Total revenues	26,590
Expenses:
Property operating	9,089
General and administrative	3,435
Depreciation and amortization	13,926
Interest	5,784

Total expenses	32,234

Loss from continuing operations before equity in earnings of unconsolidated real estate partnerships, minority interests in real estate partnership, and minority interests in Operating Partnership	5
Equity in earnings of unconsolidated real estate partnerships	(5,644)
Minority interests in real estate partnership	(53)
Minority interests in Operating Partnership	2,008

Loss from continuing operations	(3,684)
Discontinued operations:
Loss from discontinued operations	(11)
Minority interests in Operating Partnership	4

Total discontinued operations	(7)

Net loss	$(3,691)

Basic and diluted loss per share	$(0.46)

Weighted average common shares — basic and diluted (1)	7,974

(1)	25 shares of unvested restricted common stock are anti-dilutive to the net loss.

Cogdell Spencer Inc.
Second Quarter 2006

Reconciliation of Net Loss to Funds from Operations (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2006	March 31, 2006	June 30, 2006
Net loss	$(2,166)	$(1,525)	$(3,691)
Plus minority interests in Operating Partnership	(1,179)	(833)	(2,012)
Plus real estate related depreciation and amortization (2)	7,433	6,430	13,863

Funds from Operations (FFO) (1)	$4,088	$4,072	$8,160

FFO per share and unit — basic and diluted	$0.33	$0.33	$0.66

Weighted average shares and units outstanding — basic	12,340	12,339	12,339

Weighted average shares and units outstanding — diluted	12,362	12,364	12,364

(1)	As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations, or FFO, represents net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains from sales of property, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We present FFO because we consider it an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our performance, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

(2)	Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties of $7,414 and $13,826 and the Company’s share of joint venture real estate depreciation and amortization of $19 and $37 for the three and six months ended June 30, 2006, respectively.

Cogdell Spencer Inc.
Second Quarter 2006

Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
June 30, 2006
Interest coverage ratio:
EBITDA	$7,582
Cash paid for interest	$3,499

Interest coverage ratio	2.2

Fixed charge coverage ratio:
EBITDA	$7,582
Fixed charges:
Cash paid for interest	$3,499
Principal payments	856

Total fixed charges	$4,355

Fixed charge coverage ratio	1.7

Reconciliation of Earnings Before Interest, Taxes,
Depreciation and Amortization (“EBITDA”) (1)
(in thousands)

	Three Months Ended	Six Months Ended
	June 30, 2006	June 30, 2006
Reconciliation of net loss to EBITDA:
Net loss	$(2,166)	$(3,691)
Minority interests	(1,157)	(1,959)
Interest expense	3,414	5,824
Depreciation and amortization	7,491	13,977

EBITDA	$7,582	$14,151

(1)	We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, adjusted for equity compensation charge at IPO, is a useful supplemental performance measure because it allows investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, we believe that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other equity REITs’ EBITDA.

Cogdell Spencer inc.
Second Quarter 2006

Consolidated Debt Analysis as of June 30, 2006
(dollars in thousands)

	Stated
	interest	Interest		Principal
	rate	Rate		Balance	Maturity	Amortization
	%	%		$	Date	(Years)

Fixed rate secured mortgage loans — wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$2,321	2/1/2011	25
Barclay Downs	6.50	6.50		4,550	11/15/2012	25
Beaufort Medical Plaza	LIBOR + 0.95	6.76	(1)	5,212	8/18/2008	25
Birkdale Medical Village	6.75	6.75		7,690	10/1/2008	25
East Jefferson Medical Office Building	6.01	6.01		9,681	8/10/2014	25
Gaston Professional Center	LIBOR + 1.25	4.50	(1)	16,962	11/22/2007	25
Hanover Medical Office Building One	6.00	6.00		5,148	11/1/2009	25
Harrisburg Family Physicians Building, Lincoln/Lakemont Family Practice Center, Northcross Family Medical Practice Building and Randolph Medical Park	LIBOR + 1.85	6.67	(1)	8,884	12/10/2007	25
Medical Arts Center of Orangeburg	5.95	5.95		2,676	12/18/2007	20
Mulberry Medical Park	5.95	5.95		1,123	10/15/2006	20
One Medical Park — HMOB	5.93	5.93		5,841	11/1/2013	20
Providence MOB I, II and III	6.12	6.12		9,122	1/12/2013	25
River Hills Medical Plaza	LIBOR + 2.00	5.63	(1)	3,115	11/30/2008	22
Rocky Mount Kidney Center	6.25	6.25		1,124	1/21/2009	20
Rocky Mount Medical Park	Prime	7.25	(2)	7,953	8/15/2008	25
Roper MOB	LIBOR + 1.50	7.45	(1)	10,015	7/10/2009	18
Rowan Outpatient Surgery Center	6.00	6.00		3,512	7/6/2014	25
Three Medical Park	5.55	5.55		8,330	3/25/2014	25

Total / weighted average fixed rate secured mortgages		6.16		113,259

Variable rate secured mortgage loans — wholly-owned properties
Cabarrus Pediatrics, Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	6.85	(3)	10,279	12/15/2014	25
St. Francis Community Medical Office Building, St. Francis MOB	LIBOR + 1.40	6.75		7,366	8/18/2007	25
St. Francis Medical Plaza, St. Francis Women’s Center	LIBOR + 1.43	6.78		8,566	12/15/2006	25

Total / weighted average variable rate secured mortgages		6.79		26,211

Unsecured line of credit	LIBOR + 1.30	6.58		85,850	10/31/2008

Consolidated less than 50% owned real estate partnership
Rocky Mount MOB LLC	6.25	6.25		4,294	6/21/2007	25

				229,614
Unamortized premium				603

Total / weighted average debt		6.39		$230,217

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Maximum interest of 7.25%; Minimum interest of 4.25%

(3)	Maximum interest of 8.25%; Minimum interest of 3.25%

Cogdell Spencer Inc.
Second Quarter 2006
Consolidated Debt Analysis as of June 30, 2006 (continued)
(dollars in thousands)

	% of	Weighted Average
	Total Debt	Maturity (Years)
Fixed rate mortgages	51.2%	3.93
Variable rate mortgages	11.4%	3.79
Unsecured line of credit	37.4%	2.34

	100.0%	3.32

Secured mortgage debt maturities and principal payments
Remainder of 2006	$11,291
2007	39,187
2008	27,549
2009	16,440
2010	1,456
Thereafter	47,841

$143,764

Unsecured line of credit — matures October 31, 2008
Facility	$100,000
Less: Outstanding at June 30, 2006	85,850
Less: Letters of credit	500

Availability at June 30, 2006	$13,650

Cogdell Spencer Inc.
Second Quarter 2006
Property Listing as June 30, 2006

		Net Rentable Square		Annualized	Annualized Rent Per
	City	Feet	Occupancy Rate	Rent	Leased Square Foot
California
Verdugo Professional Building I	Glendale	63,887	96.0%	$1,591,838	$25.95
Verdugo Professional Building II	Glendale	42,906	95.4%	1,153,180	28.17

		106,793	95.8%	2,745,018	26.83
Georgia
Augusta POB I	Augusta	99,494	99.5%	1,194,684	12.07
Augusta POB II	Augusta	125,634	100.0%	2,731,684	21.74
Augusta POB III	Augusta	47,034	80.8%	683,627	17.99
Augusta POB IV	Augusta	55,135	50.4%	437,437	15.74

		327,297	88.7%	5,047,432	17.39
Indiana
Methodist Professional Center I	Indianapolis	150,034	94.7%	3,037,843	21.38
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	583,164	24.22

		174,114	95.4%	3,621,007	21.80
Kentucky
Our Lady of Bellefonte	Ashland	46,907	89.3%	1,026,524	24.51
Adjacent parking deck				771,594

		46,907	89.3%	1,798,118	24.51	(1)
Louisiana
East Jefferson Medical Office Building	Metairie	119,921	100.0%	2,317,504	19.33
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	966,360	89.40

		130,730	100.0%	3,283,864	25.12
North Carolina
Barclay Downs	Charlotte	38,395	100.0%	770,980	20.08
Birkdale Medical Village	Huntersville	64,669	100.0%	1,328,716	20.55
Birkdale Retail	Huntersville	8,269	100.0%	186,980	22.61
Cabarrus Pediatrics	Concord	9,423	100.0%	241,129	25.59
Cabarrus POB	Concord	84,972	89.2%	1,569,000	20.70
Copperfield Medical Mall	Concord	26,000	100.0%	569,924	21.92
Copperfield MOB	Concord	61,789	82.7%	1,093,887	21.41
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	166,572	20.71
Gaston Professional Center	Gastonia	114,956	100.0%	2,563,433	22.30
Adjacent parking deck				610,005
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	202,671	24.71
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	446,695	24.33
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	359,115	21.76
Mallard Crossing Medical Park	Charlotte	52,540	84.9%	1,062,377	23.82
Midland Medical Mall	Midland	14,610	100.0%	384,243	26.30
Mulberry Medical Park	Lenoir	24,992	100.0%	473,030	18.93
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	211,916	26.43
Randolph Medical Park	Charlotte	84,131	89.3%	1,659,974	22.09
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	193,005	19.10
Rocky Mount Medical Park	Rocky Mount	96,993	100.0%	1,889,929	19.49
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	404,073	20.76
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	175,223	22.61

		778,181	95.3%	16,562,877	21.51	(1)

Cogdell Spencer Inc.
Second Quarter 2006
Property Listing as June 30, 2006 (Continued)

		Net Rentable Square		Annualized	Annualized Rent Per
	City	Feet	Occupancy Rate	Rent	Leased Square Foot
South Carolina
190 Andrews	Greenville	22,898	100.0%	419,981	18.34
Baptist Northwest	Columbia	38,703	96.2%	685,199	18.40
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,197,606	20.18
Medical Arts Center of Orangeburg	Orangeburg	49,321	100.0%	855,543	17.35
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	836,029	27.89
One Medical Park — HMOB	Columbia	69,840	100.0%	1,528,232	21.88
Providence MOB I	Columbia	48,500	100.0%	956,720	19.73
Providence MOB II	Columbia	23,280	100.0%	426,328	18.31
Providence MOB III	Columbia	54,417	100.0%	1,076,148	19.78
River Hills Medical Plaza	Little River	27,566	100.0%	812,291	29.47
Roper MOB	Charleston	122,785	89.0%	2,104,023	19.25
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,088,275	24.11
St. Francis Medical Plaza	Greenville	62,724	70.0%	863,432	19.67
St. Francis MOB	Greenville	49,767	95.6%	884,460	18.59
St. Francis Women’s Center	Greenville	57,590	78.7%	919,312	20.28
Three Medical Park	Columbia	88,755	100.0%	1,948,424	21.95
West Medical I	Charleston	28,734	100.0%	719,433	25.04

		888,095	93.6%	17,321,436	20.84
Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	100.0%	1,493,585	26.38

Total		2,508,727	94.1%	$51,873,337	$21.39	(1)

(1) Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

Cogdell Spencer Inc.
Second Quarter 2006
Property Occupancy Rates

	6/30/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002
California
Verdugo Professional Building I	96.0%	n/a	n/a	n/a	n/a
Verdugo Professional Building II	95.4%	n/a	n/a	n/a	n/a
Georgia
Augusta POB I	99.5%	97.9%	90.6%	89.3%	74.9%
Augusta POB II	100.0%	98.3%	90.2%	85.1%	85.1%
Augusta POB III	80.8%	90.7%	100.0%	100.0%	100.0%
Augusta POB IV	50.4%	89.6%	89.6%	89.6%	89.6%
Indiana
Methodist Professional Center I	94.7%	n/a	n/a	n/a	n/a
Methodist Professional Center II (sub-lease)	100.0%	n/a	n/a	n/a	n/a
Kentucky
Our Lady of Bellefonte	89.3%	89.3%	100.0%	100.0%	100.0%
Louisiana
East Jefferson Medical Office Building	100.0%	100.0%	100.0%	98.9%	97.7%
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%
North Carolina
Barclay Downs	100.0%	97.1%	76.0%	100.0%	n/a
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus Pediatrics	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	89.2%	98.4%	96.1%	95.7%	100.0%
Copperfield Medical Mall	100.0%	100.0%	n/a	n/a	n/a
Copperfield MOB	82.7%	82.7%	n/a	n/a	n/a
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	97.8%	97.2%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	84.9%	92.8%	92.8%	92.8%	100.0%
Midland Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	89.3%	89.9%	97.4%	97.4%	100.0%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	100.0%	95.8%	95.8%	92.8%	92.8%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	n/a	n/a
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	n/a	n/a

Cogdell Spencer Inc.
Second Quarter 2006

Property Occupancy Rates (Continued)

	6/30/2006	12/31/2005	12/31/2004	12/31/2003	12/31/2002
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	96.2%	96.2%	96.2%	96.2%	92.4%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	100.0%	97.3%	100.0%	100.0%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	72.5%	72.5%
One Medical Park — HMOB	100.0%	100.0%	100.0%	100.0%	93.9%
Providence MOB I	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	100.0%	100.0%	100.0%	100.0%	100.0%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	92.8%
Roper MOB	89.0%	89.0%	88.4%	96.5%	96.0%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	93.9%	93.9%
St. Francis Medical Plaza	70.0%	94.0%	100.0%	100.0%	100.0%
St. Francis MOB	95.6%	95.6%	100.0%	95.6%	95.6%
St. Francis Women’s Center	78.7%	76.2%	96.4%	96.4%	96.4%
Three Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
West Medical I	100.0%	100.0%	77.6%	n/a	n/a
Virginia
Hanover Medical Office Building I	100.0%	n/a	n/a	n/a	n/a

Cogdell Spencer Inc.
Second Quarter 2006

Lease Expirations for Leases In Place at June 30, 2006

			Percentage of Net		Percentage of
	Number of	Net Rentable Square	Rentable Square	Annualized	Property Annualized	Annualized Rent Per
	Leases Expiring	Feet	Feet	Rent	Rent	Leased Square Foot
Available	—	148,297	5.9%	$—	—	$—
2006	129	358,395	14.3%	7,389,058	14.2%	20.62
2007	88	305,666	12.2%	6,535,362	12.6%	21.38
2008	101	329,599	13.1%	6,276,391	12.1%	19.04
2009	81	309,560	12.3%	6,710,980	12.9%	21.68
2010	70	325,694	13.0%	6,714,749	12.9%	20.62
2011	26	117,559	4.7%	2,465,787	4.8%	20.97
2012	50	329,907	13.2%	8,742,874	16.9%	22.31	(1)
2013	7	54,448	2.2%	1,100,813	2.1%	20.22
2014	15	121,266	4.8%	2,699,748	5.2%	22.26
2015	11	30,041	1.2%	793,795	1.5%	26.42
Thereafter	12	78,295	3.1%	2,443,760	4.7%	31.21

Total	590	2,508,727	100.0%	$51,873,317	100.0%	$21.39	(1)

(1)	Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

Ten Largest Tenants by Annualized Rent

	Tenant	Annualized Rent	Percent of Portfolio
1	NorthEast Medical Center	$3,317,326	6.4%
2	Palmetto Health Alliance	2,216,294	4.3%
3	Carolinas HealthCare System	1,884,859	3.6%
4	Gaston Memorial Hospital	1,855,695	3.6%
5	University Hospital (Augusta, GA)	1,720,814	3.3%
6	Our Lady of Bellefonte Hospital	1,502,671	2.9%
7	Boice-Willis Clinic	1,388,725	2.7%
8	Bon Secours St. Francis Hospital	1,221,431	2.4%
9	East Jefferson General Hospital	1,069,965	2.1%
10	Clarian Health Partners, Inc.	858,644	1.7%

		$17,036,424	33.0%

Capital Expenditures
(in thousands)

	Three Months Ended
	June 30, 2006	March 31, 2006
Capital expenditures:
Recurring capital expenditures	$84	$240
Planned capital expenditures associated with property acquisitions	795	136
Second generation tenant improvements	287	433

Total capital expenditures	$1,166	$809

Cogdell Spencer Inc.
Second Quarter 2006

Acquisitions for the period January 1, 2006 through June 30, 2006
(dollars in thousands)

			Net Rentable
Property	Location	Date Acquired	Square Feet	Occupancy Rate	Purchase Price
Methodist Professional Center	Indianapolis, IN	2/15/2006	174,114	94.7%	$39,864
Verdugo Professional Building I	Glendale, CA	3/30/2006	63,887	96.0%	10,352
Verdugo Professional Building II	Glendale, CA	3/30/2006	42,906	100.0%	13,723
Hanover Medical Office Building I	Mechanicsville, VA	3/30/2006	56,610	100.0%	12,000

Total			337,517	96.5%	$75,939

Construction in Progress as of June 30, 2006
(dollars in thousands)

		Estimated	Net Rentable	Investment	Estimated Total
Property	Location	Completion Date	Square Feet	to Date	Investment	Percentage Leased
Carolina Forest Medical Plaza	Horry County, SC	2Q 2007	39,000	$1,241	$7,425	43.2%
Lancaster Rehabilitation Hospital	Lancaster, PA	2Q 2007	52,800	609	12,720	100.0%
Land and pre-construction developments			—	753	—

			91,800	$2,603	$20,145